                                                                   EXHIBIT 10.61

                                                                  EXECUTION COPY


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                                ---------------


                         SECURITIES PURCHASE AGREEMENT


                         Dated as of October 14, 1999


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

                                                                  EXECUTION COPY
                         SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of
                                               ---------
October 14, 1999 between SIENA CAPITAL PARTNERS, L.P., a California limited partnership ("Siena"), and PAISANO PUBLICATIONS, INC., a California corporation
              -----
(the "Company").
      -------

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

  Section 1 ISSUANCE OF SECURITIES.

     Section 1.1 Authorization. The Company has duly authorized the issue of its
                 -------------
Increasing Rate Secured Promissory Note due October 14, 2000, in the principal amount of US$275,000.00 (the "Note"), substantially in the form of Exhibit A
                              ----                                 ---------
hereto, and the Company's parent, Easyriders, Inc., a Delaware corporation ("Easyriders"), has duly authorized the issuance of warrants (the "Warrants") to
  ----------                                                       --------
purchase initially an aggregate of up to 100,000 shares of common stock,
US $.001 par value per share (the "Common Stock"), subject to adjustment,
                                   ------------
exercisable (in the event the Note has not been repaid on or before April 14,
2000) pursuant to that certain Warrant Agreement, substantially in the form of Exhibit B hereto (the "Warrant Agreement"). The Note shall mature, shall bear
---------              -----------------
interest, shall be payable and shall be otherwise as provided herein and in Exhibit A. The Warrants shall be exercisable, transferable and subject to
---------
adjustment and shall be otherwise as provided herein and in Exhibit B. The Note,
                                                            ---------
the Warrants, the Warrant Securities (as defined in the Warrant Agreement) and certificates and other instruments from time to time evidencing the same, are herein sometimes collectively called the "Securities."
                                          ----------

     Section 1.2 Purchase and Sale of the Securities; the Closing. In reliance
                 ------------------------------------------------
upon the representations of the Company contained in Section 1.5 hereof and
                                                     -----------
subject to the terms and conditions set forth herein, Siena shall purchase the Securities from the Company and the Company shall sell the Securities to Siena for an aggregate purchase price of US$275,000.00 (the "Purchase Price"). The
                                                       --------------
closing (the "Closing") of Siena's purchase of the Securities shall be held at
              -------
10:00 a.m., Los Angeles time on October 14, 1999 (the "Closing Date"), at the
                                                       ------------
offices of Siena Capital Partners, L.P. 150 South Rodeo Drive, Suite 100, Beverly Hills, CA 90210 or at such other time or place as the parties hereto may mutually agree.

     On the Closing Date, the Company will deliver to Siena the Note in the aggregate principal amount specified above, and Easyriders will deliver to Siena the Warrants, registered in Siena's name or in the name of Siena's nominee or nominees, as may be specified by Siena upon two (2) Business Days' advance written notice to the Company, duly executed and dated the Closing Date, against Siena's delivery to the Company (or to persons at the direction of the Company) of immediately available funds in the amount of the Purchase Price (net of any costs or expenses to be paid by the Company to Siena or their counsel pursuant to Section 3.16 of this Agreement). For purposes of this Agreement, "Business
   ------------                                                      --------
Day" shall mean any day, except a Saturday, Sunday or other day on which
---
commercial banks in the State of California are authorized or required by law to close.

     Section 1.3 The Note.
                 --------

          (a) Rate of Interest. Subject to modification pursuant to Section
              ----------------                                      -------
1.3 (c) below, the Note shall bear interest from the Closing Date on the
-------
principal of the Note from time to time outstanding at a rate per annum equal to thirteen percent (13%) (such rate, as increased as provided in this Agreement, the "Cash Interest Rate"). The Note shall also bear additional
                ------------------
capitalized interest from the Closing Date on the principal amount of the Note from time to time outstanding at a rate per annum equal to seven percent (7%) (such rate, as increased as provided in this Agreement, the "Capitalized
                                                             -----------
Interest Rate" and together with the Cash Interest Rate, collectively, the
-------------
"Interest Rate"). From and after April 14, 2000, the Capitalized Interest Rate
 -------------
shall increase to a rate per annum equal to eight percent (8%). The Capitalized Interest Rate shall increase by an additional one percent (1%) on the 14th day of each month thereafter.

          (b) Payment of Interest. Interest shall be calculated in arrears
              -------------------
through the last day of each month. The Company shall make monthly payments on the interest that has accrued at the Cash Interest Rate on the last Business Day of each month, commencing with November 30, 1999, and ending on October 14, 2000 (the "Maturity Date"). All other interest which has accrued at the Capitalized
      -------------
Interest Rate shall be capitalized into the principal of the Note and shall be due and payable in full on the Maturity Date.

          (c) Computation of Interest. Interest shall be computed on the Note
              -----------------------
on the basis of a 360-day year consisting of twelve (12) 30-day months and on the actual number of days elapsed in any period including the Closing Date but excluding the date by which Siena is deemed, pursuant to Section 1.3(g), to have
                                                         --------------
received payment. Except as permitted pursuant to Section 1.3(b), any principal
                                                  --------------
or interest payment due on the Note which is not paid when due, whether at stated maturity, by notice of acceleration or otherwise, shall bear interest (calculated in the manner set forth above) at a rate equal to the then-current Interest Rate plus an additional five percent (5%) per annum.

          (d) Payment of Principal. The outstanding principal balance of the
              --------------------
Note shall be due and payable in full on the Maturity Date.

          (e) Prepayments.
              -----------

              (i) Optional. The Company may, from time to time, prepay the Note, in whole or in part, so long as each partial prepayment of principal on the Note is equal to or greater than US$50,000 and the Company has given Siena one (1) or more Business Days' written notice of such optional prepayment. Any such optional prepayment of principal shall be without premium or penalty. Each prepayment of principal under this Section shall be accompanied by all interest
                                   -------
then accrued and unpaid on the principal so prepaid. Any principal prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Note and this Agreement at the time of such prepayment.

              (ii) Mandatory. Unless otherwise agreed to by Siena and subject to the provisions of the Nomura Agreement (as defined below), the Company shall prepay the Note to the extent of the net financing proceeds in excess of $50,000 actually received by the Company or its affiliates in the event that (A) the Company completes any financing transaction (other than the purchase of the Securities hereunder) whatsoever from and after the Closing Date, including without limitation any public or private placements of debt or equity or (B) Easyriders completes any financing transaction (subject to the provisions of that certain Note and Warrant Purchase Agreement between Easyriders and Nomura Holding America, Inc. dated September 23, 1998 (the "Nomura Agreement")) or any
                                                     ----------------
sale of any material assets of Easyriders or its subsidiaries. In addition, on the last Business Day of each month commencing with April, 2000, the Company shall prepay the Note in an amount equal to fifteen percent (15%) of the Company's Excess Cash Flow on such date. For purposes hereof, "Excess Cash Flow" shall have the meaning given such term in the Nomura Agreement.

          (f) Finance Fee. As additional consideration and as an inducement for
              -----------
Siena's purchasing the Securities, the Company shall pay to Siena a financing fee in immediately available funds in the amount of US$11,000.00 (the "Finance
                                                                       -------
Fee") on the Closing Date.
---

          (g) General Payment Provisions. The Company shall make each payment
              --------------------------
which it owes under the Note or this Agreement not later than 11:00 a.m., Los Angeles, California time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds sent by wire transfer to Siena in care of Citibank, NA, 450 West 33rd Street, New York, New York, No.:
82100084, For the account of Lewco Securities, Account No.: 09253792, for the account of Siena Capital Partners, L.P., Sub-account No.: W-7-8041738,
Reference: Paisano principal and interest (or to such other bank and accounts as Siena may from time to time specify pursuant to written instructions received by the Company no later than five (5) Business Days prior to such payment date). Any payment received by Siena after such time shall be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be the next Business Day. Any amount received by Siena, whether as an interest payment, principal payment or principal prepayment from or on behalf of the Company, shall be applied as follows in descending order of priority: (i) to all costs, fees and expenses of Siena (including reasonable attorneys' fees and the Finance Fee) incurred in connection with this Agreement or in enforcing any obligations of, or in collecting any payments from, any obligor hereunder or under the Securities; (ii) to interest which has accrued on past due payments hereunder; (iii) to interest that is currently due and payable on the Note; (iv) to payment of principal on the Note currently due and payable; (v) to the payment of past due principal on the Note; and (vi) to the prepayment of principal due under the Note.

          (h) No Further Obligation. Other than the payment of the Purchase Price, which payment is subject to the terms and conditions hereof, and notwithstanding whether or not the Company has repaid such amounts in whole or in part, Siena shall have no obligation whatsoever to lend, advance or otherwise pay any other monies to or on behalf of the Company.

     Section 1.4 The Warrants.
                 ------------

     To induce Siena to purchase the Note from the Company, concurrently herewith, Easyriders and Siena are entering into the Warrant Agreement, pursuant to which Easyriders shall execute and deliver to Siena a Warrant on the Closing Date. The Warrant shall be dated as of the Closing Date and shall initially be exercisable for the purchase of up to 100,000 shares of Common Stock (in the event the Note has not been repaid on or before April 14, 2000). In the event the Note has not been repaid in full on or before certain dates, as set forth in the Warrant, the Warrant shall become exercisable for the purchase of additional shares of Common Stock, as set forth in the Warrant.

     Section 1.5 Representations and Warranties of the Company.
                 ---------------------------------------------

     The Company represents and warrants to Siena that on the date hereof and as of the Closing Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Securities and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance of this Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

          (c) Except as set forth in Schedule 1.5(c) hereto or as set forth in
                                     ---------------
the Company's most recent Securities Exchange Act of 1934 filings with the Securities and Exchange Commission, copies of which have been provided to Siena by the Company, the Company has no actual knowledge of any fact that materially adversely affects, or could reasonably be expected to materially adversely affect, the business, prospects, properties, assets, operations or financial condition of the Company, or the ability of the Company to perform its respective obligations under this Agreement, the Securities or any other documents or agreements contemplated hereby and thereby.

          (d) Easyriders owns all of the authorized capital stock of the Company. The Common Stock and any Warrant Securities issued pursuant to the Warrants will, when issued, be duly and validly issued, fully paid and nonassessable. There are no other outstanding options, warrants or similar rights of any person to acquire any of the capital stock of the Company and the

Company has no contingent obligations to issue additional shares. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities.

          (e) The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of this Agreement, the Securities and any other documents or agreements contemplated hereby and thereby will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "Governmental Person")
                                                     -------------------
applicable to the Company or (iii) violate any material provision of any statute or other rule or regulation of any Governmental Person applicable to the Company.

          (f) Except as set forth in Schedule 1.5(f) hereto, no consent,
                                     ---------------
approval or authorization of, or registration, filing or declaration with, any person or entity is required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by the Company of this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby, other than the filings, registrations or qualifications under the securities laws or "blue sky" laws of any State that may be required to be made or obtained in connection with the offer, issuance, sale or delivery of the Securities or any interest therein.

          (g) The Company possesses all material licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names and any other tangible or intangible or intellectual property rights, or rights thereto, required to conduct its business substantially as now conducted and as currently proposed to be conducted, without actual knowledge of conflict with the rights of others. A true, correct and complete list of the Company's material intellectual property is attached as Schedule 1.5(g) hereto. The Company has not
                                     ---------------
directly or indirectly, created, incurred, assumed or permitted to exist any Lien (as hereinafter defined) on any such intellectual property.

          (h) No employee benefit plan established or maintained by the Company or to which the Company has made contributions is subject to Part 3 of Subtitle B of Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or Section 412 of the Internal Revenue Code of 1954, as amended.

          (i) Neither the Company nor anyone acting on its behalf has offered the Securities, or any interest or participation therein, for sale to or solicited any offer to buy the Securities, or any interest or participation therein, from, or otherwise approached or negotiated in respect thereof with, any person other than Siena, and its partners, officers, affiliates and representatives. Neither the Company nor anyone acting on its behalf has taken and will not take any action that would require the offer, issuance or sale of the Securities or any interest or participation therein to be registered under
Section 5 of the Securities Act of 1933, as amended. The Company has not authorized or appointed any person to act on its behalf in connection with the offering of the Securities. No broker or finder (other than Imperial Capital, LLC) has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder (other than Imperial Capital, LLC) is entitled to any brokerage or finder's fees or other commission in respect of such transaction based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

          (j) No part of the proceeds from the sale of the Securities hereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The assets of the Company do not include any margin stock, and the Company does not have any present intention of acquiring any margin stock.

          (k) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

          (l) At Closing, Siena shall acquire good and marketable title to the Securities free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever.

          (m) Except for Indebtedness incurred in the ordinary course of business not in excess of US$10,000 in the aggregate or as otherwise disclosed in Schedule 1.5(m), the Company has no outstanding Indebtedness of any kind
   ---------------
(including contingent obligations, tax assessments and unusual forward or long-term commitments). For purposes of this Agreement, "Indebtedness" shall mean any
                                                    ------------
obligation for borrowed money (other than the Company's obligations to Siena in connection herewith), including without limitation (A) any obligation owed for all or any part of the purchase price of property, services or other assets or for the cost of property or other assets constructed or of improvements thereto,
(B) accounts payable included in current liabilities outstanding for more than one hundred twenty (120) days and incurred in respect of property purchased in the ordinary course of business, (C) any obligations secured by any lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (D) any guarantee with respect to any of the foregoing indebtedness of another person, and (E) obligations in respect of letters of credit.

          (n) Except as set forth in Schedule 1.5(f) hereto, there are no
                                     ---------------
material (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of the Company, threatened against the Company and (ii) judgements, injunctions, writs, rulings or orders by any Governmental Person against the Company or its directors or officers.

     Section 2 CONDITIONS TO OBLIGATIONS OF SIENA. The obligation of Siena to purchase and pay for the Securities on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth:

     Section 2.1 Proceedings Satisfactory. All proceedings taken on or prior to
                 ------------------------
the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to Siena and its counsel.

     Section 2.2 Representations True. All representations and warranties of the
                 --------------------
Company contained herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; and no Event of Default (as hereinafter defined) shall have occurred and be continuing on and as of the Closing Date.

     Section 2.3 The Purchase by Siena Permitted by Applicable Laws. The sale
                 --------------------------------------------------
by the Company and the payment for the Securities to be purchased by Siena (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject Siena to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which Siena is subject.

     Section 2.4 Payment of Finance Fee. Concurrently with the Closing, the
                 ----------------------
Company shall have paid to Siena the Finance Fee and all other amounts required to be paid by the Company pursuant to Section 3.16 hereof.
                                      ------------

     Section 2.5 Execution and Delivery of Documents. Siena shall have received
                 -----------------------------------
the following at its offices, duly executed and delivered and in form and substance satisfactory to Siena and its counsel: the Note, the Warrants and the Warrant Agreement, and such other documents and information as Siena may reasonably request in connection herewith, including without limitation, an Omnibus Certificate, substantially in the form of Exhibit C hereto and a
                                                  ---------
Guarantee and Pledge in the form of Exhibit D hereto. The Omnibus Certificate
                                    ---------
together with this Agreement, the Note, the Warrant Agreement, the Warrants and the Guarantee and Pledge are sometimes collectively referred to herein as the "Loan Documents."
 --------------

  Section 3 COVENANTS. The Company covenants and agrees that on and after the date hereof, so long as the Note shall be outstanding:

     Section 3.1 Payment of the Note. The Company shall pay the principal of and
                 -------------------
interest on the Note on the dates and in the manner provided in the Note and this Agreement. The obligation of the Company described in the preceding sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation including without limitation any documentary stamp, transfer, ad valorem or other taxes assessed by any jurisdiction in connection with this transaction.

     Section 3.2 Stay, Extension and Usury Laws. The Company agrees (to the
                 ------------------------------
extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or a portion of the principal of, Finance Fee, or interest on the Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in any manner inconsistent with the provisions of this Agreement. The Company expressly waives all benefit or advantage of any such law. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Note, and any amount of interest paid by the Company that is deemed illegal shall be deemed to have been a prepayment of principal on the Note.

     Section 3.3 Corporate Existence. The Company will do or cause to be done
                 -------------------
all things necessary to preserve and keep in full force and effect its corporate existence, as the case may be, in accordance with the rights (charter and statutory), licenses and franchises of the Company.

     Section 3.4 Taxes. The Company shall pay prior to delinquency all taxes,
                 -----
assessments and governmental levies that may be imposed upon the Company, except as contested in good faith and by appropriate proceedings.

     Section 3.5 Limitations on Indebtedness. Without Siena's prior written
                 ---------------------------
consent, which consent may not be unreasonably withheld or denied, and except as permitted under the Nomura Agreement, the Company shall not, directly or indirectly, create, incur, assume, suffer to exist or otherwise in any manner become liable or commit to become liable for any Indebtedness other than the Company's obligations to Siena in connection herewith and Indebtedness incurred in the ordinary course of business not in excess of US$10,000 in the aggregate. Notwithstanding the foregoing, should Siena consent to the Company's incurring of any Indebtedness (other than Indebtedness described in the immediately preceding sentence) and subject to the provisions of the Nomura Agreement, the net proceeds of such Indebtedness shall be applied as a mandatory prepayment of principal of the Note in accordance with Section 1.3(e) hereof.
                                         --------------

     Section 3.6 Limitations on Liens. The Company shall not directly or
                 --------------------
indirectly, create, incur, assume or permit to exist or otherwise cause or permit to become effective any mortgage, lien, pledge, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of the Company under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset of the Company, or the signing or filing of a financing statement that names the Company as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement (collectively, a "Lien"), other than Liens created in
                                      ----
connection with, or permitted under, the Nomura Agreement or otherwise approved in writing by Siena.

     Section 3.7 Intentionally deleted.

     Section 3.8 Limitations on Transactions with Affiliates. The Company shall
                 -------------------------------------------
not make any payment to or investment in, or enter into any transaction with, any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, except transactions entered into with Affiliates (I) which are permitted under the Nomura Agreement or (II) (a) in the ordinary course of business, (b) on terms and conditions substantially similar to those that the Company would have received in an "arm's length" transaction with a third party and (c) related to the Company's principal activities. For purposes of this Agreement, "Affiliate" shall mean any other person controlling or
                 ---------
controlled by or under common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified
                              -------
person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have
                                      -----------       ----------
meanings correlative to the foregoing.

     Section 3.9 Change in Control. Except with Siena's written consent, the
                 -----------------
Company shall not merge or consolidate with or into, or sell, transfer, lease or convey all or substantially all of its assets to, any person or into another corporation or entity, or otherwise permit any person or group to acquire direct or indirect beneficial ownership of 50% or more of the outstanding Common Stock.

     Section 3.10 Maintenance of Properties. The Company shall maintain,
                  -------------------------
preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with past practices of the Company.

     Section 3.11 Maintenance of Insurance. The Company shall maintain insurance
                  ------------------------
with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

     Section 3.12 Sale of Assets. Except as permitted by the Nomura Agreement,
                  --------------
the Company shall not sell, lease, transfer or dispose of any of its interest in its respective properties or assets, whether real, personal or mixed, or tangible or intangible, other than in the ordinary course of business consistent with prudent business practice (which includes the disposition in a commercially reasonable manner of equipment and inventory that is obsolete).

     Section 3.13 Repurchase of Securities. Except with Siena's written consent,
                  ------------------------
the Company shall not repurchase or otherwise acquire or retire any of its capital stock or other equity securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities in an aggregate amount in excess of US$10,000.00.

     Section 3.14 Reporting; Inspection. On the last day of each month
                  ---------------------
commencing with September 30, 1999, the Company shall provide to Siena a written certificate signed by the Company's President, containing the following: (a) copies of all reports and other written information which the Company delivers to its securityholders during such month; (b) copies of all of the Company's internally prepared balance sheets, profit and loss statements and cash flow statements for such month, all prepared in conformity with generally accepted accounting principles except for the absence of footnotes and for regularly recurring periodic adjustments; (c) copies of any other material submissions to any Governmental Persons during such month; and (d) such other information as Siena may reasonably request from time to time, including without limitation the ability to communicate orally and in writing with officers and directors of the Company. In addition,

Siena shall have the right to inspect the Company's properties and to examine its books and records, all at reasonable times and upon reasonable notice to the Company.

     Section 3.15 Compliance with Laws. The Company shall comply in all respects
                  --------------------
with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would have a material adverse effect on the financial condition, operations, business, profits, prospects or properties of the Company or the validity or enforceability of this Agreement, the Securities or any other documents or agreements contemplated hereby or thereby or any of the transactions contemplated hereby or thereby.

     Section 3.16 Payment of Expenses. Whether or not the transactions
                  -------------------
contemplated by this Agreement are consummated, the Company shall promptly pay to Siena all reasonable costs and out-of-pocket expenses of Siena, including without limitation its reasonable attorneys' fees and the Finance Fee, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Securities, any administration costs in connection therewith, and defense or enforcement costs related thereto. On the Closing Date, the Company shall pay the Finance Fee to Siena and all reasonable costs and out-of-pocket expenses of Siena, including, without limitation, the reasonable fees, office charges and expenses of Nida & Maloney, counsel to Siena, by directing Siena to pay itself and such entities on the Closing Date out of the Purchase Price.

  Section 4 EVENTS OF DEFAULT; REMEDIES.

     Section 4.1 Events of Default Defined; Acceleration of Maturity. If any of
                 ---------------------------------------------------
the following events ("Events of Default") shall occur and be continuing (for
                       -----------------
any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

     A. default shall be made in the payment of the principal of, or interest on, the Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, upon a mandatory prepayment due date or otherwise; or

     B. default shall be made in the performance or observance of any covenant, agreement or condition contained herein or in any of the other Loan Documents, and such default shall have continued for a period of five (5) Business Days; or

     C. default shall be made in the performance or observance of any covenant, agreement or condition contained in the Nomura Agreement and such default shall have resulted in an acceleration of the obligations under the Nomura Agreement; or

     D. the Company shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property and assets, (2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the United States Bankruptcy Code or similar law or regulation (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other law or regulation, (7) dissolve, (8) take any corporate action under any applicable law analogous to any of the foregoing, or (9) take any corporate action for the purpose of effecting any of the foregoing; or

     E. a proceeding or case shall be commenced, without the application or consent of the Company in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up or composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of it or for all or any substantial part of its assets, or (3) similar relief in respect of the Company, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code or other similar law or regulation, against the Company; or action under the laws of any jurisdiction affecting the Company analogous to any of the foregoing shall be taken with respect to the Company and shall continue unstayed and in effect for any period of sixty (60) days; or

     F. final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company and the Company shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof and within said period of sixty (60) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate US$50,000; or

     G. any representation or warranty made by the Company in this Agreement, or any other documents or agreements contemplated hereby and thereby or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall be false or incorrect in any material respect on the date as of which made;

then (x) upon the occurrence of any Event of Default described in subsection D
                                                                  ------------
or E, the unpaid principal amount of the Note, together with the interest
----
accrued thereon and all other amounts payable by the Company hereunder, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company or (y) upon the occurrence of any other Event of Default, Siena may, by notice to the Company, declare the unpaid principal amount of the Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and all other amounts payable by the Company hereunder.

     Section 4.2 Suits for Enforcement. If any Event of Default shall have
                 ---------------------
occurred and be continuing, Siena may proceed to protect and enforce its rights against the Company, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or Siena may proceed to enforce the payment by the Company of all sums due upon the Note or to enforce any other legal or equitable right of Siena.

     The Company covenants that, if it shall default in the making of any payment due under the Note or in the performance or observance of any agreement contained in this Agreement, it will pay to Siena such further amounts, to the extent lawful, to cover any reasonable costs and expenses of collection or of otherwise enforcing Siena's rights, including without limitation the reasonable counsel fees and costs and expenses incurred in connection with any restructuring, negotiation, refinancing, workout, bankruptcy or other similar transaction or proceeding. The obligations set forth in this paragraph shall survive the payment in full of the Note.

     Section 4.3 Remedies Cumulative. No remedy herein conferred upon Siena is
                 -------------------
intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     Section 4.4 Remedies Not Waived. No course of dealing between the Company
                 -------------------
and any other person and no delay or failure in exercising any rights hereunder or under the Note in respect thereof shall operate as a waiver of Siena's rights.

  Section 5 TAXES.

     The Company will pay all taxes (including interest and penalties), other than taxes imposed on the income of Siena, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the transfer) of any of the Securities or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Securities and will save Siena and all subsequent holders of the Securities harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section shall survive the payment of the Note.

  Section 6 MISCELLANEOUS.

     Section 6.1 Indemnification. The Company agrees to indemnify, defend and
                 ---------------
hold harmless Siena and its successors, assigns, heirs, subsidiaries, Affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by the Company or in any other documents or agreements contemplated hereby or the failure of the Company to comply in all material respects with the covenants contained in this Agreement or in any other documents or agreements contemplated hereby. The indemnification set forth herein shall in no way limit, impair or otherwise have any effect on the indemnification provisions set forth in any agreement between Imperial Capital, LLC and the Company.

     Section 6.2 Reliance on and Survival of Representations. All
                 -------------------------------------------
representations, warranties, covenants and agreements of the Company herein shall be deemed to be material and to have been relied upon by Siena and shall survive the execution and delivery of this Agreement and of the Securities, for so long as the Note remains outstanding.

     Section 6.3 Successors and Assigns. This Agreement shall bind and inure to
                 ----------------------
the benefit of and be enforceable by the Company, Siena and each of their respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of the Note. Siena shall be permitted to transfer the Securities in accordance with their terms and in accordance with applicable restrictions under applicable federal and state securities laws.

     Section 6.4 Notices. All notices and other communications provided for in
                 -------
this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:
                              -------

        1)   if to the Company or the Shareholders:

             Paisano Publications, Inc.
             28210 Dorothy Drive
             Agoura Hills, CA  91301
             Attn: J. Robert Fabregas
             Telephone:  818-889-8740
             Telecopier: 818-889-4726

        2)   if to Siena:

             Siena Capital Partners, L.P.
             150 South Rodeo Drive, Suite 100
             Beverly Hills, California  90212
             Attn: Christopher P. Shepard
             Telephone: (310) 246-3700
             Telecopy:  (310) 246-3672

             With a copy of any notice to:

             Nida & Maloney, LLP
             800 Anacapa Street
             Santa Barbara, California  93101
             Attn: C. Thomas Hopkins, Esq.
             Telephone: (805) 568-1151
             Telecopy:  (805) 568-1955


     Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

     Section 6.5 Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to Siena or its counsel and Siena or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

     Section 6.6 Amendments. This Agreement may only be amended by a writing
                 ----------
duly executed by the parties hereto.

     Section 6.7 Severability. If any term or provision of this Agreement or any
                 ------------
other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section 6.8 Governing Law; Submission to Process. EXCEPT TO THE EXTENT THAT
                 ------------------------------------
THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND THE SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN CALIFORNIA AND SHALL NOTIFY SIENA OF ANY FUTURE CHANGE THEREIN.

     Section 6.9 Entire Agreement. This Agreement contains the entire Agreement
                 ----------------
of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

     Section 6.10 Further Assurances. The Company agrees promptly to execute and
                  ------------------
deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

     Section 6.11 Headings. The headings contained herein are for reference
                  --------
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 6.12 Waiver of Jury Trial. THE COMPANY AND SIENA EACH HEREBY AGREE
                  --------------------
TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES.


     Section 6.13 Assignments and Participations; Right of First Refusal;
                  -------------------------------------------------------
Repurchase Right. The Company may not assign its rights or obligations hereunder
----------------
or under the Note without the prior written consent of Siena. Siena may assign all or any portion of the Note or other Securities without the prior consent of the Company or Easyriders. Siena may sell or agree to sell to one or more other persons a participation in all or any part of any of the Note or other Securities without the prior consent of the Company or Easyriders. Upon surrender of the Note or other Securities, the Company or Easyriders shall execute and deliver one or more substitute notes, warrants or other securities in such denominations and of a like aggregate unpaid principal amount or other amount issued to Siena and/or to Siena's designated transferee or transferees. Siena may furnish any information in the possession of Siena concerning the Company or Easyriders, or any of its respective subsidiaries, from time to time to assignees and participants (including prospective assignees and participants). In the event Siena proposes to sell or otherwise transfer the Note (except for the sale of participating interests in the Note) or receives a bona-fide offer from any third party to purchase the Note which Siena elects to accept then Siena shall give written notice to Joseph Teresi and John Martin (collectively, the "Shareholders") of its intention to transfer (the "Sale
                    ------------                                      ----
Notice"). In such event, the Shareholders shall have the right, but not the
------
obligation, to purchase the Note by paying to Siena all outstanding principal and all accrued and unpaid interest of the Note (the "Purchase Amount"). The
                                                      ---------------
Shareholders shall deliver to Siena within five (5) Business Days after receipt of the Sale Notice from the Secretary, a written election (the "Purchase
                                                                --------
Notice") to purchase the Note along with immediately available funds in an
------
amount equal to the Purchase Amount. The Shareholders shall also have the right, at any time while the Note is outstanding, to purchase the Note by delivering to Siena a Purchase Notice and immediately available funds in an amount equal to the Purchase Amount.


                          [Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                               SIENA:

                               SIENA CAPITAL PARTNERS, L.P.,
                               a California limited partnership

                               By: Charleville Capital, L.P.,
                                   a California limited partnership,
                                   its general partner

                                   By: Aneis Advisors, Inc.,
                                       a California corporation,
                                       its general partner


                                       By: /s/ Chris Shepard
                                           ___________________________
                                           Name:  Chris Shepard
                                           Title: V.P.-Secretary

                               THE COMPANY:

                               PAISANO PUBLICATIONS, INC.,
                               a California corporation


                               By:  /s/ J. Robert Fabregas
                                    _______________________________
                                    Name:  J. Robert Fabregas
                                    Title: Secretary

                                   Exhibit A
                                 FORM OF NOTE

                                   Exhibit B
                           FORM OF WARRANT AGREEMENT

                                   Exhibit C
                              OMNIBUS CERTIFICATE

                              Omnibus Certificate
                              -------------------

      I, J. Robert Fabregas, do hereby certify that I am the duly appointed, qualified and acting Secretary of Paisano Publications, Inc. (the "Corporation"), and that, in such capacity, I am authorized to certify on behalf of the Corporation to Siena Capital Partners, L.P. ("Siena"), in connection with that certain Securities Purchase Agreement dated as of October 14, 1999, (the "Agreement"), by and among the Corporation and Siena, that:

      1.   Attached hereto as Exhibit A are true, correct and complete copies of
                              ---------
           the Articles of Incorporation of the Corporation, and all amendments thereto, certified by the Secretary of State of the State of California, and as in effect on the date hereof.

      2.   Attached hereto as Exhibit B are true, correct and complete copies of
                              ---------
           the Bylaws of the Corporation as in effect on the date hereof.

      3.   Attached hereto as Exhibit C are true, correct and complete copies of
                              ---------
           the resolutions, adopted by unanimous written consent of the Board of Directors of the Corporation, approving the Agreement and the transactions contemplated therein, authorizing the execution, delivery and performance by the Corporation of the Agreement to which it is a party and the consummation of the transactions contemplated therein, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect on the date hereof.

      4. The below-named persons or entities have been duly elected and qualified and on October 14, 1999 were and at all time subsequent thereto, including the date hereof, have been officers of the Corporation, holding the offices indicated opposite their respective names.

Name                         Office
----                         ------

William E. Prather           President
J. Robert Fabregas           Executive Vice President, Secretary
Robert Davis                 Vice President, Treasurer, Chief Financial Officer
Rick Busman                  Senior Vice President - Publishing
Grady Pfeiffer               Vice President - Sales
David Nichols                Vice President - Media
Michael Weinglass            Vice President - Manufacturing and Production
Richard Marzella             Vice President - Circulation
Gilbert Luna                 Vice President - Associate Publisher

DATED AND EFFECTIVE as of October 14, 1999.



                                           ------------------------------------
                                           J. Robert Fabregas
                                           Secretary



      The undersigned hereby certifies that J. Robert Fabregas, who executed the foregoing certificate is the duly elected Secretary of the Corporation, and the signature set forth above his name is his genuine signature.



                                           ------------------------------------
                                           Name: Robert Davis
                                           Title: Vice President

                                                       [STAMP]
                                                   E N D O R S E D
                                                      F I L E D
                                       In the office of the Secretary of State
                                             of the State of California
                                                     NOV 17 1970

                                          H.P. SULLIVAN, Secretary of State
                                                 By JAMES E. HARRIS
                                                       Deputy




                           ARTICLES OF INCORPORATION
                           -------------------------

                                      OF

                          PAISANO PUBLICATIONS, INC.
                          --------------------------


KNOW ALL MEN BY THESE PRESENTS:

     That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and we do hereby certify:

                                       I

     The name of this corporation is PAISANO PUBLICATIONS, INC.

                                      II

     The purposes for which this corporation is formed are:

        A. Primarily, to publish and distribute, at wholesale and retail, magazines, periodicals, books, photographs and printed matter of every description; and secondarily, as follows:

        B. To carry on any business whatsoever which this corporation may deem proper or convenient in connection with the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interest of this corporation, or to enhance the value of its property or business;

        C. To borrow money; to lend money; to own real property; to own personal property; to have and to exercise all the powers conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be enacted or amended;

        D. To act as principal, agent, joint venturer, partner, or in any other capacity which may be authorized, ratified or approved by the board of directors of this corporation; and

        E. To transact business in the State of California or in any other jurisdiction of the United States of America or elsewhere in the world.

     The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes.

                                      III
     The principal office for the transaction of the business of this corporation is to be located in the County of Los Angeles, State of California.

                                      IV

     A. There shall be only one class of stock of this corporation, and the total number of shares that the corporation shall have authority to issue is 500 shares; that the aggregate par value of all shares is $25,000.00, each share having a par value of $50.00. Such shares may be issued from time to time for such consideration as the directors from time to time determine.

     B. Each shareholder or subscriber to shares of this corporation shall be entitled to full pre-emptive or preferential rights, as such rights have been heretofore defined at common law, to purchase and subscribe for his proportionate part of any shares which may be issued at anytime by this corporation.

     C. Before there can be a valid sale or transfer of any of the shares of this corporation by the holders thereof, the holder of the shares to be sold or transferred shall first give notice in writing to the secretary of this corporation of his intention to sell or transfer such shares. Said notice shall specify the number of shares to be sold or transferred, the price per share, and the terms upon which such holder intends to make such sale or transfer. The secretary shall, within five days thereafter, mail or deliver a copy of said notice to each of the other shareholders of record of this corporation. Within thirty days after the mailing or delivering of said notices to such shareholders, any such shareholder desiring to acquire any part or all of the shares referred to in said notice shall deliver to the secretary a written offer to purchase a specified number of such shares at the price and on terms stated in said notice.

        If the total number of shares specified in such offer exceeds the number of shares referred to in said notice, each offering shareholder shall be entitled to purchase such proportion of the shares in said notice, as the number shares which he holds bears to the total number of shares held by all such offering shareholders.

        If all the shares in said notice are not disposed of under such apportionment, each shareholder desiring to purchase shares in excess of his proportionate share shall be entitled to purchase such proportion of those remaining shares, as the total number of shares which he holds bears to the total number of shares held by other offering shareholders desirous of purchasing in excess of such apportionment.

     If none or only a part of the shares in said notice is purchased as aforesaid, within said thirty-day period, the shareholder desiring to sell or transfer may dispose of all unpurchased shares to any person he may so desire; provided that he shall not sell or transfer such shares, however, at a lower price or on terms more favorable to the purchased or transferee than those specified in said notice to the secretary.

     Any sale or transfer, or purported sale or transfer, of the shares of this corporation shall be null and void unless the terms, conditions and provisions of this Article IV(C) are strictly observed and followed.

                                       V

     The number of the directors is three (3), and the names and addresses of the persons who are appointed to act as the first directors of this corporation are:

            Louis Kimzey
              301 Ocean
              Seal Beach, California 90740

            Joseph Teresi
              2117 North Buena Vista
              Burbank, California 91504

            Milford C. Blair
              2117 North Buena Vista
              Burbank, California 91504

                                      VI

     Authority is hereby granted to the holders of shares of this corporation untitled to vote, to change from time to time the authorized number of directors of this corporation by a duly adopted amendment to the by-laws of this corporation.

     DATED:  November, 11 1970


                                                   /s/ Louis Kimzey
                                                  ------------------------------
                                                   LOUIS KIMZEY

                                                   /s/ Joseph Teresi
                                                  ------------------------------
                                                   JOSEPH TERESI

                                                   /s/ Milford C. Blair
                                                  ------------------------------
                                                   MILFORD C. BLAIR

STATE OF CALIFORNIA  )
                     :   ss.
COUNTY OF LOS ANGELES)


     On October 26, 1970, before me, the undersigned, a Notary Public in and for said county and state, personally appeared JOSEPH TERESI, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

                                                  /s/ RUSSELL A. CANNON
                                          --------------------------------------
                                                  Notary Public in and for
                                                   said county and state

-----------------------------------
[SEAL]        OFFICIAL SEAL
            RUSSELL A. CANNON
         NOTARY PUBLIC CALIFORNIA
           PRINCIPAL OFFICE IN
             SAN DIEGO COUNTY
MY COMMISSION EXPIRES JULY 7, 1974
-----------------------------------

STATE OF CALIFORNIA  )
                     :   ss.
COUNTY OF LOS ANGELES)


     On October 26, 1970, before me, the undersigned, a Notary Public in and for said county and state, personally appeared MILFORD C. BLAIR, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.

                                                  /s/ RUSSELL A. CANNON
                                          --------------------------------------
                                                  Notary Public in and for
                                                   said county and state

-----------------------------------
[SEAL]        OFFICIAL SEAL
            RUSSELL A. CANNON
         NOTARY PUBLIC CALIFORNIA
           PRINCIPAL OFFICE IN
             SAN DIEGO COUNTY
MY COMMISSION EXPIRES JULY 7, 1974
-----------------------------------

          STATE OF CALIFORNIA   )
                              :    ss.
          COUNTY OF LOS ANGELES )




                  On November 11, 1970, before me, the undersigned, a Notary Public in and for said county and state, personally appeared LOUIS KIMZEY, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that he executed the same.



                                     /s/ Gary M. Crane
                                     --------------------------
                                     Notary Public in and for
                                     said county and state



                                  =========================================
                                               OFFICIAL SEAL
                                     (SEAL)    GARY M. CRANE
                                           Notary Public - California
                                              PRINCIPAL OFFICE IN
                                              LOS ANGELES COUNTY
                                     MY COMMISSION EXPIRES NOV. 29, 1971.
                                  =========================================

[LOGO] State
         of
       California
       OFFICE OF THE SECRETARY OF STATE
================================================================================


     I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

     That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.


                                                   IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                            Seal of the State of California this

                                                             MAY 19 1986
                                                      --------------------------



                                                               /s/ March Fong Eu

                                                              Secretary of State
            [SEAL]
THE GREAT SEAL OF THE STATE OF
          CALIFORNIA


                                   Exhibit A

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
             -----------------------------------------------------
            OF PAISANO PUBLICATIONS, INC., A CALIFORNIA CORPORATION
            -------------------------------------------------------

       Joseph Teresi and Milford C. Blair declare that:

       1. They are the duly elected and acting President and Treasurer, respectively, of said Corporation.

       2. The Articles of Incorporation of said Corporation should be amended by revising Article V to read as follows:

          "The number of the Directors is three (3)."

       3. The foregoing amendment has been approved by the Board of Directors of said Corporation.

       4. The foregoing amendment was approved by the required vote of the shareholders of said Corporation in accordance with ss.902 of the California General Corporation Laws. The Corporation has only one class of shares. The
------------------------
total number of outstanding shares entitled to vote with respect to the foregoing amendment was fifty (50) common shares. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares.

       IN WITNESS WHEREOF, the undersigned have executed this certificate on 3-14-, 1986.

                                                   /s/ Joseph Teresi Pres.
                                                -------------------------------
                                                JOSEPH TERESI, President

                                                   /s/ Milford C. Blair
                                                -------------------------------
                                                MILFORD C. BLAIR, Treasurer

       The undersigned, Joseph Teresi and Milford C. Blair, the President and Treasurer respectively, of Paisano Publications, Inc., each declares under penalty of perjury that the matters set out in the foregoing certificate are true of his own knowledge.

        Executed at Agoura Hills, California on  3-14-, 1986.

                                                   /s/ Joseph Teresi Pres.
                                                -------------------------------
                                                JOSEPH TERESI, President

                                                   /s/ Milford C. Blair
                                                -------------------------------
                                                MILFORD C. BLAIR, Treasurer

                [STAMP]
            E N D O R S E D
               F I L E D
In the office of the Secretary of State
      of the State of California

              MAY 8 1986

   MARCH FONG EU, Secretary of State

[LOGO] State
         of
       California
       OFFICE OF THE SECRETARY OF STATE
================================================================================


      I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

      That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.


                                                   IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                            Seal of the State of California this

                                                               MAR 16 1986
                                                        ------------------------


                                                               /s/ March Fong Eu

                                                              Secretary of State
            [SEAL]
THE GREAT SEAL OF THE STATE OF
          CALIFORNIA

                                                         [STAMP]

                                                     E N D O R S E D
                                                        F I L E D
                                         In the office of the Secretary of State
                                               of the State of California
                                                      MAR 7 - 1983

                                            MARCH FONG EU, Secretary of State
                                                   By JAMES E. HARRIS
                                                         Deputy

                    CERTIFICATE OF AMENDMENT OF ARTICLES OF
                    ---------------------------------------

                  INCORPORATION OF PAISANO PUBLICATIONS INC.
                  ------------------------------------------



      LOUIS KIMZEY and JOSEPH TERESI certify that:

      1. They are the President and the Secretary of PAISANO PUBLICATIONS, INC., a California corporation.

          Article V of the Articles of Incorporation of said corporation shall be amended to read in full as follows:

             "The number of directors is two (2)."

      2. The amendment has been approved by the Board of Directors.

         The amendment has been approved by the required vote of the shareholders in accordance with Section 902 of the California Corporations Code. The corporation has only one class of shares. Each outstanding share is entitled to one vote. There are only 2 shareholders. The corporation has fifty (50) shares outstanding and, hence, the total number of shares entitled to vote with respect to the amendment was fifty (50). The number of shares voting in favor of the amendment exceeded the vote required, in that the affirmative vote of 83-1/3 per cent of the outstanding shares was required for approval of the amendment and the amendment was approved by the affirmative vote of fifty (50) shares or 100 per cent of the outstanding voting shares.

                                           /s/ Louis Kimzey
                                           ------------------------------------
                                           LOUIS KIMZEY
                                           President


                                           /s/ Joseph Teresi
                                           ------------------------------------
                                           JOSEPH TERESI
                                           Secretary

      Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge and that this Declaration was executed on this 14 day of Jan, 1983, at Monrovia, California.


                                           /s/ Louis Kimzey
                                           ------------------------------------
                                           LOUIS KIMZEY


                                           /s/ Joseph Teresi
                                           ------------------------------------
                                           JOSEPH TERESI


                                      2.

                                                                   EXHIBIT 10.67

                                    BY-LAWS
                                      OF

                          PAISANO PUBLICATIONS, INC.
                          --------------------------
                           A CALIFORNIA CORPORATION



                                   ARTICLE I
                                    OFFICES

    Section 1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the corporation is hereby fixed and located at 261 Latigo Canyon Road, City of Malibu, State of California. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. The location of the principal executive office of the corporation need not be in the State of California.

    Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places.

                                  ARTICLE II
                           MEETINGS OF SHAREHOLDERS

    Section 1. PLACE OF MEETINGS. All meetings of shareholders shall be held either at the principal executive office or at any other place within or without the State of California which may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board, or by written consent of all shareholders entitled to vote thereat, given either before or after the meeting, filed with the Secretary of the corporation.

    Section 2. ANNUAL MEETINGS. The annual meetings of shareholders, commencing with the meeting to be held in 1982, shall be held at 10:00 o'clock A.M. on the 5th of January if not a legal holiday, and if a legal holiday, then on the next business day following which is not a legal holiday, or at such other time and date as may be designated by the Board of Directors. At such meeting the shareholders shall elect a Board of Directors in accordance with the provisions of Article II, Section 6 of the By-Laws, and transact such other business as may properly be brought before the meeting.

    Written notice of each annual meeting shall be given to each shareholder entitled to vote thereat, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his or her address appearing on the books of the corporation or given by him or her to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given him or her if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located.

    All such notices shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

    Such notices shall specify:

    (a)  the place, the date, and the hour of such meeting;

    (b) those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders;

    (c) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election;

    (d) the general nature of a proposal, if any, to take action with respect to approval of: (i) a contract or other transaction with an interested director, (ii) amendment of the Articles of Incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the California General Corporations Law, (iv) voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

    (e) such other matters, if any, as may be expressly required by statute.

    Section 3. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes whatsoever may be called at any time by the Chairman of the Board or the President, or by the Board of Directors, or by holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Upon request in writing directed to the Chairman of the Board, President, Vice President or Secretary by any person (other than the Board) entitled to call a special meeting of shareholders, such officer forthwith shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested .by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice. Except in cases where other express provision is made by statute, notice of such special meeting shall be given in the same manner as required for annual meetings of shareholders. In addition to the matters required by items (a) and, if applicable, (c) of Section 2 above, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

    Section 4. ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by vote of a majority of the shares, the holders of which are either present in person or by proxy thereat, but in the absence of a quorum (except as provided in Section 7 below), no other business may be transacted at any such meeting.

    When any shareholders' meeting, either annual or special, is adjourned for forty-five (45) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

    Section 5. AFFIDAVIT OF MAILING. Whenever any shareholder entitled to vote has been absent from any meeting of shareholders, whether annual or special, an entry in the minutes to the effect that notice has been duly given shall be sufficient evidence that due notice of such meeting was given to such shareholder as required by law and the By-Laws of the corporation.

    Section 6. VOTING.

    (a)  Generally: The shareholders entitled to notice of any meeting or to
         ---------
  vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 1 of ARTICLE VI.

    (b)  Ballots: Such vote may be viva voce or by ballot; provided, however,
         -------                   ---- ----
  upon demand made by a shareholder at any election and before the voting begins, all elections for directors must be by ballot.

    (c)  Action by Majority: If a quorum is present except with respect to
         ------------------
  election of directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporations Law or the Articles of Incorporation.

    (d)  Cumulative Voting: Subject to the requirements hereinbelow provided,
         -----------------
  every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or to distribute the shareholder's votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting, of the shareholder's intention to cumulate their votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected.

    Section 7. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

    Section 8. CONSENT OF ABSENTEES. The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. Except as provided in Sections 601(e) and 601(f) of the California General Corporations Law, the business transacted at the meeting need not be specified in a written waiver of notice by a shareholder, in a consent to the holding of the meeting by a shareholder or in an approval of the minutes of the meeting by a shareholder. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

    Section 9. ACTION WITHOUT MEETING.

    (a)  Election of Directors by Written Consent: Directors may be elected
         ----------------------------------------
  without a meeting by a consent in writing, setting forth the actions so taken, signed by all the persons who would We entitled to vote for the election of directors. A director may be elected at any time to fill a vacancy not filled by the directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

    (b)  Other Actions by Written Consent: Any other action which, under
         --------------------------------
  any provision of the California General Corporations Law, may be taken at a meeting of the shareholders, may be taken without a meeting, and without notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

    (c)  Notice of Action by Written Consent: If the consents of all
         -----------------------------------
  shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2 of this ARTICLE II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

    (d)  Record Date: Unless, as provided in Section 1 of Article VI of
         -----------
  these By-Laws, the Board of Directors has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the secretary of the corporation.

    (e)  Revocation of Written Consent: Any shareholder giving a written
         -----------------------------
  consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action has been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

    (f)  Form of Written Consent: The form of written consent shall be
         -----------------------
  governed by the provisions of Section 604 of the California Corporations Law where applicable.

    Section 10. PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the corporation. Any proxy duly executed is not revoked and continues in full force and effect until: (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy is executed by the person executing the prior proxy and is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specifies therein the length of time for which such proxy is to continue in force. Notwithstanding the foregoing, a proxy may be made irrevocable pursuant to the provisions of Section 705(e) of the California General Corporations Law. The form of proxy shall be governed by the provisions of Section 604 of the California General Corporations Law, where applicable.

    Section 11. INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one
(1) or three (3). If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder's proxy shall, be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the chairman of the meeting.

    The duties of such inspectors shall be as prescribed in Section 707(b) of the California General Corporations Law and shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxies shall presumptively determine the order of execution of the proxies, regardless of the postmarked dates on the envelopes in which they are mailed.

    The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated herein.

                                  ARTICLE III
                                   DIRECTORS

    Section 1. POWERS. Subject to any limitations in the Articles of Incorporation and the California General Corporations Law relating to action requiring shareholder approval, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitatons, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these By-Laws:

    (a) To select and remove all the other officers, agents, and employees of the corporation, prescribe the powers and duties for them as may not be inconsistent with law, or with the Articles or these By-Laws, fix their compensation, and require from them security for faithful service.

    (b) To conduct, manage, and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, or with the Articles or these By-Laws, as they may deem best.

    (c) To adopt, make, and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best.

    (d) To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

    (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

    Section 2. NUMBER AND QUALIFICATIONS OF DIRECTORS. The authorized number of directors of the corporation shall be three (3) until changed by amendment of the Articles of Incorporation, by a By-Law duly adopted by the shareholders amending this Section 2 or, if no shares have been issued, by a By-Law duly adopted by the directors amending this Section 2.

    Section 3. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of the shareholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of the shareholders held for that purpose. All directors shall hold office at the pleasure of the shareholders or until their respective successors are elected. The shareholders may at any time, either at a regular or special meeting, remove any director and elect his or her successor.

    Section 4. RESIGNATION AND REMOVAL OF DIRECTORS.

    (a)  Resignation: Any director may resign effective upon giving written
         -----------
  notice to the Chairman of the Board, the President, `Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified.

    (b)  Unsound Mind; Felony: The Board of Directors may declare vacant the
         --------------------
  office of a director who has been declared of unsound mind by an order of Court or convicted of a felony.

    (c)  Removal Without Cause by Shareholders: Any or all of the directors
         -------------------------------------
  may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote, provided that no director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.

    (d)  Reduction of Authorized Number of Directors: No reduction of the
         -------------------------------------------
  authorized number of directors shall have the affect of removing any director before his term of office expires.

    Section 5. VACANCIES.

    (a)  Vacancy Defined: A vacancy in the Board of Directors shall be
         ---------------
  deemed to exist in the case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of Court or convicted of a felony, if the authorized number of directors is increased, or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

    (b)  Action by Board of Directors: Vacancies in the Board of Directors,
         ----------------------------
  except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office until a successor is elected at an annual or a special meeting of the shareholders. A vacancy in the Board of Directors created by the removal of a director may be filled only by the vote of majority of the shares represented and voting at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

    (c)  Action by Shareholders: The shareholders may elect a director or
         ----------------------
  directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote.

    Section 6. PLACE OF MEETING. Regular and special meetings of the Board of Directors shall be held at any place within or without the State which has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, designated by resolution of the Board of Directors or, either before or after the meeting, consented to in writing by members of the Board pursuant to the provisions of ARTICLE III, Section 10 of these By-Laws. If the place of a regular or special meeting is not designated in the notice or fixed by a resolution of the Board or consented to in writing by all members of the Board, it shall be held at the corporation's principal executive office.

    Section 7. ORGANIZATION MEETING. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

    Section 8. SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any Assistant Secretary, or any two directors. Notice of the time of special meetings shall be delivered personally or by telephone or telegraph or sent to the directors by mail. In case notice is given by mail, or telegram, it shall be sent, charges prepaid, addressed to him or her at his or her address as it is shown on the records of the corporation, or if it is not on these records or is not readily ascertainable, at the place where the regular Board meetings are held. If notice is delivered personally or given by telephone or telegraph, it shall be given or delivered to the telegraph office at least twenty-four (24) hours before the meeting. If notice is mailed, it shall be deposited in the United States mail at least forty--eight (48) hours before the meeting.

    A notice, or waiver of notice, need not specify the purpose of the meeting of the Board of Directors.

    Section 9. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors by law, according to the Articles of Incorporation or according to these By-Laws may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board, and shall have the same force and effect as a unanimous vote of such directors.

    Section 10. MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such a meeting can hear and speak to one another. Participation by a director in a meeting in the manner provided in this Section shall constitute presence in person by such director at such meeting.

    Section 11. ACTION AT MEETING: QUORUM AND REQUIRED VOTE. Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, the Articles of Incorporation or these By-Laws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of one or more directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

    Section 12. WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or in approval of the minutes thereof. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

    Section 13. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of the adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who are not present at the time of the adjournment.

    Section 14. FEES AND COMPENSATION. Directors shall not receive any stated salary for their services as directors, but, by resolution of the board, a fixed fee, with or without expenses of attending, may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

                                  ARTICLE IV
                                   OFFICERS

    Section 1. OFFICERS. The officers of the corporation shall be:

                                a.   President

                                b.   Secretary

                                c.   Treasurer

    The corporation may also have, at the discretion of the Board of Directors, a chairman of the Board, one or more vice-presidents, one or more assistant-secretaries, one or more assistant-treasurers, and such other offices as may be appointed by the Board of Directors. Officers other than the Chairman of the Board need not be directors. One person may hold two or more offices.

    Section 2. ELECTIONS. The officers of the corporation designated in the preceding section of this Article, except such officers as may be elected or appointed in accordance with Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall bold his or her office at the pleasure of the Board of Directors, who may, either at a regular or special meeting, remove any such officer and appoint his or her successor.

    Section 3. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

    Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board of Directors at that time in office, at a regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power or removal may be conferred by the Board of Directors, subject, in each case, to the rights, if any, of an officer under any contract of employment.

    Any officer may resign at any time by giving written notice to the Board of Directors or to the president, or to the secretary of the corporation without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

    Section 6. CHAIRMAN OF THE BOARD. The chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board of Directors as prescribed by the By-Laws.

    Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the Board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. He shall preside at all meetings of the shareholders, and in the absence of the chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex-officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

    Section 8. VICE-PRESIDENT. In the absence or disability of the president, the vice-presidents in order of their rank as designated by the Board of Directors, if there shall be such officers, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice-president shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

    Section 9. SECRETARY. The secretary shall record or cause to be recorded, and shall keep a book of minutes at the principal executive office or such other place as the Board of Directors may order, of actions taken at all meetings of directors, shareholders and its committees, with the time and place of holding, whether regular or special and if special, how authorized, the notice thereof given, the names of those directors and shareholders present, the names of those present at the directors' meeting, the number of shares present or represented at shareholders meetings and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; the number and date cancellation of every certificate surrendered for cancellation.

    The secretary shall give or cause to be given, notice of all meetings of shareholders and the Board of Directors, as required by the By-Laws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

    Section 10. TREASURER. The treasurer shall be the chief financial officer of the corporation and keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, surplus shares and shall send or cause to be sent to the Shareholders of the Corporation such financial statements and reports as are by law or these By-Laws required to be sent to them. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open for inspection by any director.

    The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors and shall render to the president and directors, when they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-Laws.

                                   ARTICLE V
                        EXECUTIVE AND OTHER COMMITTEES

    The Board may appoint one or more committees, each consisting of two or more directors, and delegate to such committees any of the authority of the Board except with respect to:

    (a) The approval of any action for which the California General Corporation Law also requires shareholders' approval or approval of the outstanding shares;

    (b)  The filling of vacancies on the Board or on any committee;

    (c) The fixing of compensation of the directors for serving on the Board or on any committee;

    (d)  The amendment or repeal of By-Laws or the adoption of new By-Laws;

    (e) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

    (f) A distribution to the shareholders of the corporation except at a rate or in a periodic amount or within a price range determined by the Board;

    (g) The appointment of other committees of the Board or the members thereof.

    Any such committee must be appointed by resolution adopted by a majority of the authorized number of directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

                                  ARTICLE VI
                  CORPORATE RECORDS AND REPORTS -- INSPECTION

                                 MISCELLANEOUS

    Section 1. RECORD DATE. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, not more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or By-Laws.

    If no record date is fixed by the Board; the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first consent is given.

    The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action whichever is later.

    Section 2. INSPECTION OF CORPORATE RECORDS. The accounting books and records, the record of shareholders, and minutes of proceedings of the shareholders and the Board and committees of the Board of this corporation and any subsidiary of this corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

    A shareholder or shareholders holding at least five (5) percent in the aggregate of the outstanding voting shares of the corporation or who hold at least one (1) percent of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders ` names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation and to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business o days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

    Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

    Section 3. CERTIFICATION AND INSPECTION OF BY-LAWS. The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the secretary, shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, it shall upon the written notice of any shareholder furnish to such shareholder a copy of these By-Laws as amended to date.

    Section 4. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

    Section 5. CONTRACTS, ETC. -- HOW EXECUTED. The Board of Directors, except as the By-Laws otherwise provide, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

    Section 6. ANNUAL AND OTHER REPORTS. The Board of Directors of the corporation shall cause an annual report to be sent to the shareholder no later than 120 days after the close of the fiscal or calendar year. Such report shall contain a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by the report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation.

    If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to the person making the request within (30) days thereafter the financial statements required by this Section for such year.

    A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request of the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the annual report for the last fiscal year. The corporation shall use its best efforts to deliver the statement to the person making the request within thirty (30) days thereafter. A copy of any such statements shall be kept on file in the principal executive office of the corporation for twelve (12) months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder.

    The quarterly income statements and balance sheets referred to in this
Section 6 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

                                  ARTICLE VII
                      CERTIFICATES AND TRANSFER OF SHARES

    Section 1. CERTIFICATE FOR SHARES. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman or vice-chairman of the Board or the president or a vice-president and by the chief financial officer or an assistant-treasurer or the secretary or any assistant-secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be facsimile, provided that in such event at least one signature, including that of either officer or the corporation's registrar or transfer agent, if any, shall be manually signed. In any case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

    Any such certificate shall also contain such legend or other statement as may be required by Section 418 of the General Corporation Law, the Corporate Securities Law of 1968, the federal securities laws, and any agreement between the corporation and the issuee thereof.

    Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the By-Laws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

    No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Section 8104 and 8405 of the California Commercial Code.

    Section 2. TRANSFER ON THE BOOKS. Upon surrender to the secretary or transfer agent of the corporation by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

    Section 3. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall if the directors so require give the corporation a bond of indemnity, in form with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

    Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company --- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

    Section 5. RECORD DATE AND CLOSING BOOKS. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to give consent to corporate action in writing without a meeting to receive any report, dividends or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall be not more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of, and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or By-Laws.

    The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a shareholders' meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion, or exchange of shares.

    Section 6. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The president or any vice-president and the secretary or assistant secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations, may be exercised either by such officers in person or by a person authorized so to do by proxy or power of attorney duly executed by said officers.

    Section 7. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these By-Laws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                                 ARTICLE VIII
                                INDEMNIFICATION
                                ---------------

    Section 1. DEFINITIONS. For the purposes of this Article "agent" includes any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" includes any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c).

    Section 2. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

    Section 3. INDEMNIFICATION IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 3:

    (a) In respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

    (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

    (c) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

    Section 4. INDEMNIFICATION AGAINST EXPENSES. To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

    Section 5. REQUIRED DETERMINATIONS. Except as provided in Section 4, any indemnification under this Article shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 by:

    (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

    (b) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

    (c) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by the corporation.

    Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

    Section 7. OTHER INDEMNIFICATION. No provision made by the corporation to indemnify its or its subsidiary's directors or officers for the defense of any proceeding, whether contained in the Articles, By-Laws, a resolution of shareholders or directors, an agreement, or otherwise, shall be valid unless consistent with this Article. Nothing contained in this Article shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

    Section 8. FORMS OF INDEMNIFICATION NOT PERMITTED. No indemnification or advance shall be made under this Article, except as provided in Section 4 or 5(c) in any circumstance where it appears:

    (a) That it would be inconsistent with a provision of the Articles, By-Laws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

    (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

    Section 9. INSURANCE. The corporation shall have the power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Article.

    Section 10. NONAPPLICABILITY TO FIDUCIARIES OF EMPLOYEE BENEFIT PLANS. This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the corporation as defined in Section 1. The corporation shall have the power to indemnify and to purchase and maintain insurance on behalf of any such trustee, investment manager, or other fiduciary to the extent permitted by Section 207 of the California General Corporation Law.

                                  ARTICLE IX
                                CORPORATE SEAL

    The corporate seal shall be circular in form, and shall have inscribed thereon the name of the corporation, the date of its incorporation, and the word "California."

                                   ARTICLE X
                             AMENDMENTS TO BY-LAWS

    Section 1. BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be repealed or amended at their annual meeting, or at any other meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the corporation, or by written assent of such shareholders, except as otherwise provided by law, the Articles of Incorporation, or Article III Section 2 of these By-Laws.

    Section 2. POWER OF DIRECTORS. Subject to the right of shareholders as provided in Section 1 of this Article X to adopt, amend, or repeal By-Laws, other than a By-Law or amendment thereof changing the authorized number of directors, these By-Laws may be adopted, amended or repealed by the Board of Directors; provided, however, that if no shares have been issued, the Board of Directors may adopt a By-Law or amendment thereof changing the authorized number of Directors.


    I, the undersigned, hereby certify:

    1. That acting secretary of I am the duly elected, qualified and Paisano Publications, Inc.

    2. That the foregoing By-Laws of said corporation were duly adopted as the By-Laws thereof by an Action Taken by Unanimous Written Consent of the Shareholders of said corporation on July 9, 1981, and that the same do now constitute the By-Laws of said corporation.

    Executed this 14 day of Jan., 1982.


                                        /s/ Joseph Teresi Sec.
                                        ----------------------------------------
                                        Joseph Teresi,
                                          Secretary of Paisano Publications,
                                          Inc., a California corporation

                                  BY-LAWS OF

                          PAISANO PUBLICATIONS, INC.


                                   ARTICLE I
                             SHAREHOLDERS' MEETING

Section 1. PLACE OF MEETINGS.

  All meetings of the shareholders shall be held at the office of the corporation in the State of California, as may be designated for that purpose from time to time by the Board of Directors.

Section 2. ANNUAL MEETINGS.

  The annual meeting of the shareholders shall be held on the 5th day of January in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 10 o'clock A.M., at which time the shareholders shall elect by plurality vote a Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may properly be brought before the meeting.

Section 3. SPECIAL MEETINGS.

  Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President, or by the Board of Directors, or by any two or more members thereof, or by one or more shareholders holding not less than one-fifth (1/5) of the voting power of the corporation.

Section 4. NOTICE OF MEETINGS.

  Notices of meetings annual or special, shall be given in writing to shareholders entitled to vote by the Secretary or the Assistant Secretary, or if there be no such officer, or in case of his neglect or refusal, by any director or shareholder.

  Such notices shall be sent to the shareholder's address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice, not less than seven days before such meeting.

  Notice of any meeting of shareholders shall specify the place, the day and the hour of meeting, and in case of special meeting, as provided by the Corporations Code of California, the general nature of the business to be transacted.

  When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to give any notice of the adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken.

Section 5. CONSENT TO SHAREHOLDERS' MEETINGS.

  The transactions of any meeting of shareholders, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy, and if, either before or after the meeting, each

                                     --1--
of the shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

  Any action which may be taken at a meeting of the shareholders, may be taken without a meeting if authorized by a writing signed by all of the holders of shares who would be entitled to vote at a meeting for such purpose, and filed with the Secretary of the corporation.

Section 6. QUORUM.

  The holders of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person, or by proxy, shall have power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7. VOTING RIGHTS; CUMULATIVE VOTING.

  Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day of any meeting of shareholders, unless some other day be fixed by the Board of Directors for the determination of shareholders of record, then on such other day, shall be entitled to vote at such meeting.

  Every shareholder entitled to vote shall be entitled to one vote for each of said shares and shall have the right to cumulate his votes as provided in
Section 2235, Corporations Code of California.

Section 8. PROXIES.

  Every shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy, executed in accordance with the provisions of Section 2225 of the Corporations Code of California and filed with the Secretary of the corporation.


                                  ARTICLE II
                             DIRECTORS; MANAGEMENT

Section 1. POWERS.

  Subject to the limitation of the Articles of Incorporation, of the By-Laws and of the Laws of the State of California as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this corporation shall be controlled by, a Board of Directors.


                                     --2--

Section 2. NUMBER AND QUALIFICATION.

  The authorized number of directors of the corporation shall be three (3), until changed by amendment to the Articles of Incorporation or by an amendment to this Section 2, Article II of these By-Laws, adopted by the vote or written assent of the shareholders entitled to exercise the majority of the voting power of the corporation.

Section 3. ELECTION AND TENURE OF OFFICE.

  The directors shall be elected by ballot at the annual meeting of the shareholders, to serve for one year and until their successors are elected and have qualified. Their term of office shall begin immediately after election.

Section 4. VACANCIES.

  Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual meeting of shareholders or at a special meeting called for that purpose.

  The shareholders may at any time elect a director to fill any vacancy not filled by the directors, and may elect the additional directors at the meeting at which an amendment of the By-Laws is voted authorizing an increase in the number of directors.

  A vacancy or vacancies shall be deemed to exist in case of the death, resignation or removal of any director, or if the shareholders shall increase the authorized number of directors but shall fail at the meeting at which such increase is authorized, or at an adjournment thereof, to elect the additional director so provided for, or in case the shareholders fail at any time to elect the full number of authorized directors.

  If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board, or the shareholders, shall have power to elect a successor to take office when the resignation shall become effective.

  No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 5. REMOVAL OF DIRECTORS.

  The entire Board of Directors or any individual director may be removed from office as provided by Sections 807, 810 and 811 of the Corporations Code of the State of California.

Section 6. PLACE OF MEETINGS.

  Meetings of the Board of Directors shall be held at the office of the corporation in the State of California, as designated for that purpose, from time to time, by resolution of the Board of Directors, or written consent of all of the Members of the Board. Any meeting shall be valid, wherever held, if held by the written consent of all Members of the Board of Directors, given either before or after the meeting and filed with the Secretary of the corporation.


                                     --3--

Section 7. ORGANIZATION MEETINGS.

  The organization meetings of the Board of Directors shall be held immediately following the adjournment of the annual meetings of the shareholders.

Section 8. OTHER REGULAR MEETINGS.

  Regular meetings of the Board of Directors shall be held on such dates as shall be set from time to time by the Board of Directors.

If said day shall fall upon a holiday, such meetings shall be held on the next succeeding business day thereafter. No notice need be given of such regular meetings.

Section 9. SPECIAL MEETINGS--NOTICES.

  Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the President or if he is absent or unable or refuses to act, by any Vice-President, or by any two directors.

  Written notice of the time and place of special meetings shall be delivered personally to the directors or sent to each director by letter or by telegram, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation, or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the principal office of the corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided; it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

Section 10. WAIVER OF NOTICE.

  When all the directors are present at any directors' meeting, however called or noticed, and sign a written consent thereto on the records of such meeting, or, if a majority of the directors are present, and if those not present sign in writing a waiver of notice of such meeting, whether prior to or after the holding of such meeting, which said waiver shall be filed with Secretary of the corporation, the transactions thereof are as valid as if had at a meeting regularly called and noticed.

Section 11. NOTICE OF ADJOURNMENT.

  Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

Section 12. QUORUM.

  A majority of the number of directors as fixed by the articles or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the directors


                                     --4--
present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business.

Section 13. CONSENT OF BOARD OBVIATING NECESSITY OF MEETING
            (Pursuant to California Corporations Code Section 814.5)

  Notwithstanding anything to the contrary contained in these By-Laws, any action required or permitted to be taken by the board of directors under any provisions of Sections 100-6804 of the Corporations Code of California may be taken without a meeting, if all members of the board of directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

                                  ARTICLE III
                                   OFFICERS

Section 1. OFFICERS.

  The officers shall be a President, one or more Vice-Presidents, a Secretary and a Treasurer, which officers shall be elected by, and hold office at the pleasure of, the Board of Directors.

Section 2. ELECTION.

  After their election the directors shall meet and organize by electing a President from their own number, and one or more Vice-Presidents, a Secretary and a Treasurer, who may, but need not be, members of the Board of Directors. Any two or more of such offices except those of President and Secretary, may be held by the same person.

Section 3. COMPENSATION AND TENURE OF OFFICE.

  The compensation and tenure of office of all the officers of the corporation shall be fixed by the Board of Directors.

Section 4. REMOVAL AND RESIGNATION.

  Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of any officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

  Any officer may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


                                     --5--

Section. 5. VACANCIES.

  A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

Section 6. PRESIDENT.

  The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. He shall preside at all meetings of the shareholders and of the Board of Directors. He shall be ex-officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws,

Section 7. VICE-PRESIDENTS.

  The Vice-Presidents shall, in the order designated by the Board of Directors, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors shall prescribe.

Section 8. SECRETARY.

  The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

  The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

  The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by the By-Laws or by law to be given; he shall keep the seal of the corporation and affix said seal to all documents requiring a seal, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

Section 9. TREASURER.

  The Treasurer shall receive and keep all the funds of the corporation, and pay them out only on the check of the corporation, signed in the manner authorized by the Board of Directors.


                                     --6--

Section 10. ASSISTANTS.

  Any Assistant Secretary or Assistant Treasurer, respectively, may exercise any of the powers of Secretary or Treasurer, respectively, as provided in these By-Laws or as directed by the Board of Directors, and shall perform such other duties as are imposed upon them by the By-Laws or the Board of Directors.

Section 11. SUBORDINATE OFFICERS.

  The Board of Directors may from time to time appoint such subordinate officers or agents as the business of the corporation may require, fix their tenure of office and allow them suitable compensation.


                                  ARTICLE IV
                        EXECUTIVE AND OTHER COMMITTEES

  The Board of Directors may appoint an executive committee, and such other committees as may be necessary from time to time, consisting of such number of its members and with such powers as it may designate, consistent with the Articles of Incorporation and By-Laws and the General Corporation Laws of the State of California. Such committees shall hold office at the pleasure of the board.


                                   ARTICLE V
                   CORPORATE RECORDS AND REPORTS-INSPECTION

Section 1. RECORDS.

  The corporation shall maintain adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts shall be kept at its principal place of business in the State of California, as fixed by the Board of Directors from time to time.

Section 2. INSPECTION OF BOOKS AND RECORDS.

  All books and records provided for in Sections 3003 - 3005 of the Corporations Code of California shall be open to inspection of the directors and shareholders from time to time and in the manner provided in said Sections 3003
- 3005.

Section 3. CERTIFICATION AND INSPECTION OF BY-LAWS.

  The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the Secretary, shall be open to inspection by the shareholders of the company, as provided in Section 502 of the Corporations Code of California.

Section 4. CHECKS, DRAFTS, ETC.

  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.


                                     --7--

Section 5. CONTRACTS, ETC.--HOW EXECUTED.

  The Board of Directors, except as in the By-Laws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement, or to pledge its credit, or to render it liable for any purpose or to any amount.

Section 6. ANNUAL REPORTS.

  The Board of Directors shall cause annual reports to be made to the shareholders as provided by Sections 3006 - 3012 of the Corporations Code of California. The Board of Directors shall cause such annual reports to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year.


                                  ARTICLE VI
                      CERTIFICATES AND TRANSFER OF SHARES

Section 1. CERTIFICATES FOR SHARES.

  Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; the par value, if any, or a statement that such shares are without par value; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

  Every certificate for shares must be signed by the President or a Vice-President and the Secretary or an Assistant Secretary or must be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of its President and the written signature of its Secretary or an Assistant Secretary. Before it becomes effective every certificate for shares authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and must be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers.

Section 2. TRANSFER ON THE BOOKS.

  Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3. LOST OR DESTROYED CERTIFICATES.

  Any person claiming a certificate of stock to be lost or


                                     --8--
destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall if the directors so require give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

Section 4. TRANSFER AGENTS AND REGISTRARS.

  The Board of Directors may appoint one or more transfer agents of transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company--either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

Section 5. CLOSING STOCK TRANSFER BOOKS.

  The Board of Directors may close the transfer books in their discretion for a period not exceeding thirty days preceding any meeting, annual or special, of the shareholders, or the day appointed for the payment of a dividend.


                                  ARTICLE VII
                                CORPORATE SEAL

  The corporate seal shall be circular in form, and shall have inscribed thereon the name of the corporation, the date of its incorporation, and the word California.


                                 ARTICLE VIII
                             AMENDMENTS TO BY-LAWS

Section 1. BY SHAREHOLDERS.

  New By-Laws may be adopted or these By-Laws may be repealed or amended at their annual meeting, or at any other meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the corporation, or by written assent of such shareholders.

Section 2. POWERS OF DIRECTORS.

  Subject to the right of the shareholders to adopt, amend or repeal By-Laws, as provided in Section 1 of this Article VIII, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-Law or amendment thereof changing the authorized number of directors.

Section 3. RECORD OF AMENDMENTS.

  Whenever an amendment or new By-Law is adopted, it shall be copied in the Book of By-Laws with the original By-Laws, in the appropriate place. If any By-Law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.


                                     --9--

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, being all of the persons appointed in the Articles of Incorporation to act as the first Board of Directors of PAISANO PUBLICATIONS, INC. hereby assent to the foregoing By-Laws, and adopt the same as the By-Laws of said corporation.

IN WITNESS WHEREOF, we have hereunto set our hands this __ day of ___________ 19__.


                               )
/s/ Joseph Teresi              )
----------------------------   )
JOSEPH TERESI                  )
                               )
                               )
/s/ Milford C. Blair           )
----------------------------   )        Directors.
MILFORD C. BLAIR               )
                               )
                               )
/s/ Louis Kimex                )
----------------------------   )
LOUIS KIMEX                    )
                               )
                               )
                               )
                               )
                               )

THIS IS TO CERTIFY:

  That I am the duly elected, qualified and acting Secretary of PAISANO PUBLICATIONS, INC. and that the above and foregoing By-Laws were adopted as the By-Laws of said corporation on the 22nd day of January 1971, by the persons appointed in the Articles of Incorporation to act as the first directors of said corporation.

  IN WITNESS WHEREOF, I have hereunto my hand this 22nd day of January 1971.


                                        /s/ MILFORD C. BLAIR
                                   ------------------------------
                                    Secretary. MILFORD C. BLAIR

THIS IS TO CERTIFY:

  That I am the duly elected, qualified and acting Secretary PAISANO PUBLICATIONS, INC. of and that the above and foregoing Code of By-Laws was submitted to the shareholders at their first meeting held on the 22nd day of January 1971, and was ratified by the vote of the shareholders entitled to exercise the majority of the voting power of said corporation.

  IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January
1971.

                                        /s/ MILFORD C. BLAIR
                                   ------------------------------
                                    Secretary. MILFORD C. BLAIR


                                    --10--

                      ACTION BY UNANIMOUS WRITTEN CONSENT
                         OF THE BOARD OF DIRECTORS OF
                          PAISANO PUBLICATIONS, INC.


  The directors of Paisano Publications, Inc. ("Corporation"), hereby adopt the following resolution by this action in lieu of a meeting:

AUTHORIZATION TO BORROW

  WHEREAS, the Corporation proposes to borrow from Siena Capital Partners, L.P. ("Siena") the sum of $275,000 pursuant to the terms set forth on Exhibit A, attached hereto and by this reference made a part hereof (the "Loan Transaction"), and

  WHEREAS, the Loan Transaction is deemed to be in the best interests of Corporation,

  NOW, THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to enter into the Loan Transaction and perform all obligations required of it in connection therewith, and

  RESOLVED FURTHER, that the President and Chief Financial Officer of the Corporation are authorized and directed to execute all documents necessary to effect the foregoing.

  The foregoing resolutions are effective as of September 3, 1999.


   /s/ JOHN MARTIN                                 /s/ ROBERT DAVIS
-------------------------------                ---------------------------------
       JOHN MARTIN                                     ROBERT DAVIS


   /s/ JOSEPH TERESI                               /s/ WILLIAM PRATHER
-------------------------------                ---------------------------------
       JOSEPH TERESI                                   WILLIAM PRATHER


 /s/ J. ROBERT FABREGAS
-------------------------------
     J. ROBERT FABREGAS

                                   EXHIBIT A
                                   ---------


[LOGO]  Imperial
        Capital, LLC
-------------------------------------------------------------------------------
150 SOUTH RODEO DRIVE, SUITE 100 BEVERLY HILLS, CA 90212
310-246-3700  800-929-2299 FAX 310-246-3794



September 3, 1999


Mr. J. Robert Fabregas
Chief Financial Officer
Easyriders, Inc.
28210 Dorothy Drive
Agoura Hills, California 91301

Dear Bob:

  This letter confirms our understanding that Easyriders, Inc. (which together with its subsidiaries and affiliates is hereinafter referred to as the "Company") has engaged Imperial Capital, LLC ("IC") to act as exclusive financial advisor to the Company in efforts to enter into a Transaction with the publishing subsidiary ("Publishing Division") of the Company which Transaction may include a possible transaction or series of transactions representing a merger, consolidation or any other business combination, sale of all or a substantial amount of the Publishing Division (or any other subsidiaries sold as part of the sale of the Publishing Division) business, securities or assets of the Company, any recapitalization or spinoff or any transaction which is structured to substantially achieve the same result (each, a "Transaction").

  Section 1. Services to be Rendered. In connection with a Transaction, IC's
             -----------------------
services to the Company may include: (i) assistance in the preparation of materials describing the Company, its operations, historical performance and future prospects; (ii) advising on a proposed purchase price and form of consideration; (iii) assisting the Company in structuring a Transaction; and
(iv) identifying and contacting selected qualified purchasers (the "Purchasers") for any Transaction.

  Section 2. Compensation. As compensation for the services to be provided by IC
             ------------
hereunder with respect to a Transaction, the Company agrees to pay to IC;

  (i)  a retainer fee of $50,000 (the "Retainer") to be paid as follows:

       (a) $25,000 payable promptly upon the earlier of (i) the receipt by the Company of new financing proceeds (the "Financing Proceeds") equal to or in excess of $300,000 or (ii) one month following the execution of this Agreement; and

       (b) three equal monthly installments of the remaining balance with payments beginning one month from the date of this Agreement; and

       Nothwithstanding anything to the contrary contained in section 2 (i) above, the full amount of the Retainer will be payable upon a termination by the Company of this Agreement.

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 2

  (ii) one and one-quarter percent (1.25%) of Aggregate Consideration (as defined below) received in a Transaction to the extent that the Aggregate Consideration is less than forty million dollars ($40,000,000); one and one-half percent (1.50%) of Aggregate Consideration received in a Transaction to the extent that the Aggregate Consideration is equal to or greater than forty million dollars ($40,000,000) and less than fifty five million dollars ($55,000,000); and one and three-quarter percent (1.75%) of Aggregate Consideration received in a Transaction to the extent that the Aggregate Consideration is greater than fifty five million dollars ($55,000,000) (the "Success Fee"). The Retainer will be credited against the Success Fee upon consummation of the Transaction.

The "Aggregate Consideration" in a Transaction for purposes of determining the Transaction Fee shall mean (x) the aggregate amount of consideration received by the Company and/or its shareholders (treating any shares issuable upon exercise of options, warrants or other rights of conversion as outstanding) and the implied value of any equity interest retained by the Company's shareholders in the Publishing Division or any other subsidiaries or assets sold with the Publishing Division plus (y) the amount of any debt assumed or repaid or preferred stock redeemed or remaining outstanding in connection with a Transaction. The Transaction Fee shall be payable in cash promptly upon consummation of a Transaction.

A Transaction shall be deemed to have been consummated upon the earliest of any of the following events to occur: (i) a merger or consolidation of the Publishing Division with or into the Purchaser or an entity controlled by the Purchaser; (iii) the acquisition by the Purchaser or an entity controlled by the Purchaser of substantially all of the Publishing Division's assets; or (iv) in the case of any other Transaction, the consummation thereof.

In the event that the consideration received in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets, for purposes of calculating our cash compensation referred to in clause (i) above, shall be the fair market value thereof, as the parties hereto shall mutually agree, on the day prior to the consummation of a Transaction; provided, that if such consideration includes securities with an existing public trading market, the value thereof shall be determined by the last sales price for such securities on the last trading day thereof prior to such consummation. In the event that all or some portion of the consideration is related to the future earnings or operations of the Company, the portion of IC's compensation relating thereto shall be calculated and shall be paid at the time a Transaction is consummated (as determined by the preceding paragraph) based upon the estimated net present value thereof

As IC will be acting on your behalf, the Company agrees to the indemnification and other obligations set forth in Schedule I attached hereto, which Schedule is an integral part hereof.

In addition, upon consummation of a Transaction, the Company agrees to reimburse IC for all reasonable out-of-pocket expenses incurred by IC in connection with this engagement. IC will be paid a cash expense advance of $25,000 that will be used by IC to defray its out-of-pocket expenses and any unused amounts will be returned to the Company. An initial deposit of $7,500 will be payable upon execution of this Agreement. $7,500 of the remaining $17,500 will be payable upon the earlier of (i) a documented request by IC for additional out-of-pocket expenses, (ii) one month following the execution of this Agreement; or (iii) upon receipt of any financing proceeds. The final $10,000 will be payable upon the earlier of (i) a request by IC for additional out of pocket expenses or (ii) in three equal monthly installments with the first installment payable one month from the date of execution of this Agreement. Further, the Company will be responsible for all other expenses associated with a potential Transaction, including, but not limited to, its own accounting and legal fees, printing and travel costs. Reimbursement of out-of-pocket expenses will be paid to IC promptly by the Company whether or not a Transaction is consummated. The Company shall

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 3

have the right to approve any one time expense in excess of $5,000 (which shall exclude the printing bill which both parties hereby acknowledge will exceed $5,000).

  Section 3. Term of Engagement. This Agreement may be terminated by either
             ------------------
party hereto upon 30 days written notice. Upon any termination or expiration of this agreement, IC will be entitled to prompt payment of all fees and out of pocket expenses accrued prior to such termination or expirations. Sections 2, 3, 5, 6, 9 and 10 of this Agreement and the indemnity and other provisions contained in Schedule I will also remain operative and in full force and effect regardless of any termination or expiration of this Agreement except that the provisions of Schedule I shall only be effective for a period ten years from the date of such termination or expiration. Any termination shall be in writing by either party.

In addition, if at any time prior to 24 months after the termination or expiration of this Agreement, the Company enters into a Transaction with any party to whom IC has sent selling materials and engaged in substantial discussions and the Company completes any such Transaction, IC, in addition to any expense reimbursement otherwise owing pursuant to Section 2 of this Agreement, shall be entitled to payment in full of the compensation described in
Section 2 of this Agreement with respect to such Transaction. Not withstanding anything to the contrary contained in this paragraph, the Company shall have no liability to IC if it enters into a transaction more than 12 months following the termination or expiration of this Agreement with parties to whom IC only delivered selling materials (i.e. IC did not have substantial discussions with such party).

In addition, if at any time prior to 12 months after the termination or expiration of this Agreement, the Company enters into a Transaction with any party not introduced by IC and the Company completes any such Transaction, IC, in addition to any expense reimbursement otherwise owing pursuant to Section 2 of this Agreement shall be entitled to payment in full of the compensation described in Section 2 of this Agreement with respect to such Transaction.

  Section 4. Cooperation. To the extent possible, the Company will furnish IC
             -----------
with all financial and other information and data as IC reasonably believes appropriate in connection with its activities on the Company's behalf, and shall provide IC access to its officers, directors, employees and professional advisors. In addition, during the term of this Agreement, the Company agrees to forward the names of potential Purchasers to IC. Such potential Purchasers will, for purposes of this letter be parties introduced by IC. In addition, the Company with the assistance of IC will be responsible for preparing the materials relating to any Transaction. The Company agrees that it and its counsel will be solely responsible for ensuring that the materials and any Transaction comply in all respects with the applicable law, except with regard to statements or representations with regard to IC. The Company, to the extent possible, authorizes IC to transmit the materials to potential participants in a Transaction. The Company will also cause to be furnished to IC at the closing, copies of such agreements, opinions, certificates and other documents delivered at the closing as IC may reasonably request. The Company will promptly notify IC if it learns of any material inaccuracy or misstatement in, or material omission from, any information theretofore delivered to IC.

  The Company recognizes and confirms that IC, in connection with performing its services hereunder: (i) will be relying without investigation upon all information that is available from public sources or supplied to it by or on behalf of the Company, or its advisors, (ii) shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same, (iii) will not conduct any appraisal of arty assets of the Company, and (iv) may require that any materials contain appropriate disclaimers consistent with the foregoing. The Company recognizes and confirms that IC will be relying on the Company for the information that it will be providing to IC.

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 4

  Section 5. Confidentiality. The Company agrees that any advice, written or
             ---------------
oral, provided by IC pursuant to this Agreement will be treated by the Company as confidential, will be solely for the information and assistance of the Company in connection with its consideration of a transaction of the type referred to in Section 1 of this Agreement and will not be used, circulated, quoted or otherwise referred to for any other purpose, nor will it be filed with, included in or referred to, in whole or in part, in any registration statement, proxy statement or any other communication, whether written (including, without limitation, any materials furnished with respect to a Transaction) or oral, prepared, issued or transmitted by the Company or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, IC's prior written consent.

  Further, in connection with this engagement of IC, it is contemplated that the Company will supply to IC certain non-public or proprietary information concerning the Company ("Confidential Information"). The Company agrees to use its best efforts to appropriately mark all such information which is delivered in written form. IC shall use Confidential Information solely for the purposes of rendering services pursuant to and in accordance with this engagement and shall nor, without the prior written consent of the Company, disclose any Confidential Information to any person, other than its officers, directors, employees and outside advisors with a need to know; provided, however, that the foregoing shall not apply to any information which becomes publicly available other than as a result of the breach of IC's undertakings hereunder, or that which IC is required to disclose by judicial or administrative process in connection with any action, suit, proceeding or claim.

  Section 6. Conflicts. The Company acknowledges that IC and its affiliates
             ---------
may have and may continue to have investment banking and other relationships with parties other than the Company pursuant to which IC may acquire information of interest to the Company. IC shall have no obligation to disclose such information to the Company, or to use such information in connection with any contemplated transaction. The Company recognizes that IC is being engaged hereunder to provide the services described above only to the Company and is not acting as an agent or a fiduciary of, and shall have no duties or liability to, the equity holders of the Company or any third party in connection with its engagement hereunder, all of which are hereby expressly waived. No one other than the Company is authorized to rely upon the engagement of IC hereunder or any statements, advice, opinions or conduct by IC.

  Section 7. Exclusivity. The Company agrees that no other financial advisor
             -----------
is or will be authorized by it during the term of this Agreement to perform services relative to the Publishing Division on its behalf of the type which IC is authorized to perform hereunder. No fee payable to any other financial advisor either by the Company or any other entity shall reduce or otherwise affect the fees payable hereunder to IC.

  Section 8. Public Announcements. IC shall have the right to place
             --------------------
announcements and advertisements in financial and other newspapers and journals, at its own expense, describing their services in connection with any Transaction hereunder, provided that IC obtain the Company's consent, which consent will not be unreasonably withheld.

  Section 9. Complete Agreement; Severability; Amendments; Assignment. This
             --------------------------------------------------------
Agreement embodies the entire agreement and understanding between the parties hereto and supersedes any prior agreements and understandings relating to the subject matter hereof (notwithstanding anything to the contrary contained herein, this Agreement shall in no way affect the provisions of any written agreements between IC and the Company related to past or future financings or services). If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 5

instrument in writing signed by both IC and the Company. This Agreement may not be assigned by either party without the prior written consent of the other party.

This Agreement shall be binding upon and inure to the benefit of the Company, IC, each Indemnified Person (as defined in Schedule I hereto) and their respective successors and assigns.

  Section 10. Governing Law; Forum. This Agreement will be governed by, and
              --------------------
construed in accordance with, the laws of the state of California applicable to agreements made and to be performed entirely in such state. Each of the Company and IC agree that any action or proceeding based hereon, or arising out of IC's engagement hereunder, shall be entitled to reasonable attorney fees.

  Section 11. Notwithstanding anything to the contrary herein contained, or which might be implied from the nature of IC's exclusive representation, the final decision as to whether it should proceed with any Transaction rests solely and exclusively with the Company and the Company shall not be liable to IC for a fee of any kind if it elects not to proceed with a proposed Transaction except for the Retainer and any fee due to IC under Section 3 of this Agreement.

  Section 12. Nothing herein contained shall be deemed to preclude the sale of any subsidiary of the Company (other than Paisano Publications, Inc.) or all or any portion of the assets of any such subsidiary, and the proceeds of any such sale shall not be commissionable to IC unless the buyer of such subsidiary was introduced to IC as part of a possible Transaction with the Publishing Division.

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 6

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to IC the enclosed original copy of this Agreement.


Very truly yours,

IMPERIAL CAPITAL, LLC


By: /s/ Jason Reese
   -------------------------------
   Jason Reese
   President
                                      Accepted as of the date written above,

                                      EASYRIDERS, INC.


                                      By: /s/ J. Robert Fabregas
                                         -----------------------------------
                                         J. Robert Fabregas
                                         Chief Financial Officer

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 7

                                  Schedule I

This Schedule I is a part of and is incorporated into that certain letter agreement (together, the "Agreement") dated September 3, 1999 by and between Easyriders, Inc. (the "Company") and Imperial Capital, LLC ("IC").

This Schedule will confirm that the Company agrees to indemnify and hold harmless IC and its affiliates, the respective directors, officers, and employees of IC and its affiliates and each other person, if any, controlling IC or any of its affiliates (IC and each such person and entity being referred to as an "Indemnified Person"), to the full extent lawful, from and against any
       ------------------
losses, claims, damages or liabilities or actions (including without limitation shareholder actions and actions arising from the use of information contained in any materials furnished with respect to a Transaction or omissions from such materials) related to or arising out of this engagement or IC's role in connection herewith, and will pay (or if paid by an Indemnified Person, reimburse such Indemnified Person) for all fees and expenses (including without limitation counsel fees) incurred by such Indemnified Person in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses which result from any compromise or settlement not approved by the Company or which result primarily from the fraud, willful misconduct or gross negligence of any Indemnified Person. The Company also agrees that no Indemnified Person shall have any liability to the Company for or in connection with this engagement, except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that result from the fraud, willful misconduct or gross negligence of the Indemnified Person or the violation of any applicable law, rule or regulation. The foregoing agreement shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including without limitation any right to contribution. The Company's agreement to indemnify IC and other indemnified Persons pursuant to this letter shall not be disclosed publicly or made available to third parties by either party hereto without the other party's prior written consent.

  If any action or proceeding is brought against any Indemnified Person in respect of which indemnity may be sought against the Company pursuant hereto, or if any Indemnified Person receives notice from any potential litigant or a claim which such person reasonably believes will result in the commencement of any such action or proceeding, such Indemnified Person shall promptly notify the Company in writing of the commencement of such action or proceeding, or of the existence of any such claim, but the failure so to notify the Company of any such action or proceeding shall not relieve the Company from any other obligation or liability which it may have to any Indemnified Person otherwise than under this Agreement or with respect to any other action or proceeding. In case any such action or proceeding shall be brought against any Indemnified Person, the Company shall be entitled to participate in such action or proceeding with counsel of the Company's choice, or compromise or settle such action or proceeding, at its expense (in which case the Company shall not thereafter be responsible for the fees and expenses of any separate counsel retained by such Indemnified Person); provided, however, that such counsel shall
                                      -----------------
be satisfactory to the Indemnified Person in the exercise of its reasonable judgment. Notwithstanding the Company's election to assume the defense of such action or proceeding, such Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and the Company shall bear the reasonable fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses at least quarterly), if (i) the use of counsel chosen by the Company to represent such indemnified Person would, in the reasonable judgment of the Indemnified Person, present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such action or proceeding include both an Indemnified Person and the Company, and such Indemnified Person shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Persons which are different from or additional to those available to the Company (in which case the Company shall

J. Robert Fabregas
Easyriders, Inc.
September 3, 1999
Page 8

not have the right to direct the defense of such action or proceeding on behalf of the indemnified Person); (iii) the Company shall not have employed counsel satisfactory to such Indemnified Person in the exercise of the Indemnified Person's reasonable judgment to represent such Indemnified Person within a reasonable time after notice of the institution of such action or proceeding; or
(iv) the Company shall authorize such Indemnified Person to employ separate counsel at the Company's expense.

  In order to provide for the just and equitable contribution, if a claim for indemnification hereunder is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal), even though the express provisions hereof provide for indemnification in such case, then the Company and IC shall contribute to the losses, claims, damages, judgments, liability or costs to which the Indemnified Person may be subject in accordance with the relative benefits received by, and the relative fault of, each in connection with the statements, acts or omissions which resulted in such losses, claims, damages, judgments, liabilities, or costs provided however Ics contribution will not be in excess of the total fees received by it under the Agreement. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, IC shall not be obligated to contribute to any amount hereunder that exceeds the amount of fees previously received by IC for its services to the Company.

  These indemnification provisions shall (i) remain operative and in full force and effect regardless of any termination or completion of the engagement of IC; (ii) inure to the benefit of any successors, assigns, heirs or personal representative of any Indemnified Person; and (iii) be in addition to any other rights that any Indemnified Person may have.

                                   EXHIBIT B
                                   ---------

The following term sheet is for discussion and does not constitute a commitment or undertaking to provide financing.

                               Easyriders, Inc.

                      Increasing Rate Senior Bridge Notes

                           Summary of Proposed Terms
-------------------------------------------------------------------------------
Issuer.......................Paisano Publications, Inc. (the "Company").

Lender.......................Siena Capital Partners, L.P., affiliates ("Siena")
                             and bridge participants.

Issue........................Increasing Rate Senior Bridge Notes (the "Bridge
                             Notes").

Principal Amount.............$275,000.

Use of Proceeds..............The proceeds of the Bridge Notes will be used to fund an intercompany loan to Easyriders, Inc. for general corporate purposes.

Final Maturity...............October [ ], 2000, (12 months).

Commitment Fee...............4.0% of the principal amount of the Bridge Notes, payable in cash at closing to Siena.

Interest Rate................13.0% in cash plus 7.0% payable-in-kind for the first six months, increasing on the first day of each month thereafter by 1% payable-in-kind. Interest shall be payable monthly in cash in arrears.

Warrants.....................To the extent that the Bridge Notes have not been repaid in full, Easyriders, Inc will grant Siena a warrant to purchase 100,000 shares of common stock on the sixth month anniversary, 400,000 shares of common stock on the ninth month anniversary and 500,000 shares of Common Stock on the twelfth month anniversary of the closing date of the Bridge Notes (the "Additional Warrants"). To the extent the Bridge Notes are not repaid at Final Maturity, warrants will continue to increase by 150,000 per month until the Bridge Notes are repaid. The Warrants will have (i) a nominal exercise price,
                             (ii) a 7-year term, (iii) "cash-less" exercise provisions, (iv) unlimited "piggy-back" registration rights subject to underwriter cutbacks and (v) standard anti-dilution provisions.

                                                                           DRAFT

Ranking......................The Bridge Notes will be subordinated to the senior indebtedness of Nomura Holdings America, Inc ("Nomura") existing at the time of closing of the Bridge Notes including any additional debt under the Revolving Notes (as defined in the Nomura Loan Documents). The Notes will be senior to any and all existing and future Subordinated Indebtedness.

Guarantee....................The Bridge Notes will be guaranteed by Easyriders,
                             Inc. The Guarantee will be secured by all of the common stock held by Easyriders, Inc. in El Paso Barbecue Restaurants, Inc.

Optional Redemption..........The Bridge Notes may be prepaid at any time in whole or in part at 100% of the principal amount to be prepaid, together with interest accrued and unpaid to the date fixed for such prepayment without penalty or premium.

Right of First Refusal.......Mr. Teresi and Mr. Martin shall have the right to purchase the Bridge Notes at par plus accrued interest prior to any sale to any other party. Mr. Teresi and Mr. Martin shall also have the right at any time following the closing of the Bridge Notes to purchase the Bridge Notes at par plus accrued interest.

Mandatory Redemption.........Subject to the subordination arrangements between
                             Siena and Nomura, the Bridge Notes will become immediately due and payable upon the earlier of (i) the occurrence of an event of default under the Note Purchase Agreement, (ii) proceeds from the sale of any material assets of Easyriders, Inc. or any of its subsidiaries, and/or (iii) the funding of any other financing.

Excess Cash Repurchase.......Beginning on the sixth month anniversary and for each month thereafter until the Bridge Notes are repaid in full, if any of the Bridge Notes remain outstanding, the Company will be required in order of priority to pay accrued interest on the Bridge Notes and repurchase the Bridge Notes with 25% of its Excess Cash Flow (as defined in the Nomura Loan Documents.)

Subordination................Siena and Nomura will enter into subordination
-------------                arrangements acceptable to both parties prior to
                             the closing of the Bridge Notes.

Covenants....................The Bridge Notes will contain certain covenants, including, but not limited to, covenants with respect to the following matters: (i) limitations on the incurrence of additional indebtedness and the issuance of disqualified capital stock; (ii) limitations on restricted payments; (iii) limitations on the sale of

                                                                           DRAFT

                             assets; (iv) limitations on lines of business; (v) limitations on transactions with affiliates; (vi) limitations on additional liens; (vii) restrictions on mergers, consolidations and the transfer of all or substantially all of the assets of the Company to another person; and (viii) certain additional financial covenants, among others.

Indemnification..............The Company will agree to: (i) indemnify and hold harmless Siena and Imperial Capital, LLC, each of their affiliates and each director, officer, employee and agent of each such entity (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses that arises out of, result from or relate to the Bridge Notes, and (ii) reimburse each Indemnified Person for all legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such matter (whether or not such Indemnified Person is a party to any action or proceeding out of which any such expense arises.)

Representations and
 Warranties..................Customary for a transaction of this nature.

Expenses.....................The Company will pay all expenses of Siena, including but not limited to, reasonable expenses of counsel.

                      ACTION BY UNANIMOUS WRITTEN CONSENT
                         OF THE BOARD OF DIRECTORS OF
                               EASYRIDERS, INC.


     The directors of Easyriders, Inc. ("Corporation"), hereby adopt the following resolutions by this action in lieu of a meeting:

1.   ENGAGEMENT OF IMPERIAL CAPITAL

     RESOLVED, that the engagement of Imperial Capital, LLC pursuant to the engagement agreement attached hereto as Exhibit A and by this reference made a part hereof is hereby ratified as a lawful corporate act, and the officers of the Corporation are hereby authorized and directed to perform the obligations and enforce the rights of the Corporation pursuant thereto.

2.   ISSUANCE OF WARRANTS

     WHEREAS, the Corporation's subsidiary, Paisano Publications, Inc. ("Paisano") proposed to borrow from Siena Capital Partners, LP ("Siena") the sum of $275,000 pursuant to the terms set forth on Exhibit B, attached hereto and by this reference made a part hereof, and

     WHEREAS, pursuant to such transaction it is contemplated that Corporation will issue to Siena warrants to purchase shares of the Corporation's common stock in the amount and upon the terms set forth on Exhibit B (the "Warrants"), and

     WHEREAS, the issuance of such Warrants is deemed to be in the best interests of the Corporation,

     NOW, THEREFORE, BE IT RESOLVED, that the corporation is hereby authorized to issue the Warrants and perform all obligations required of it in connection therewith, and

                Balance of this page left blank intentionally.

     RESOLVED FURTHER, that the President and/or Chief Financial Officer of the Corporation are authorized and directed to execute all documents necessary to effect the foregoing.

The foregoing resolutions are effective as of September 3, 1999.



/s/ John Martin                    /s/ Daniel Gallery
-----------------------------      -----------------------------
    JOHN MARTIN                        DANIEL GALLERY



/s/ Stewart Gordon                 /s/ Joseph Jacobs
-----------------------------      -----------------------------
    STEWART GORDON                     JOSEPH JACOBS



/s/ Wayne Knyal                    /s/ Ellen Meagher
-----------------------------      -----------------------------
    WAYNE KNYAL                        ELLEN MEAGHER



/s/ William Prather                /s/ Joseph Teresi
-----------------------------      -----------------------------
    WILLIAM PRATHER                    JOSEPH TERESI

                                   Exhibit D
                             GUARANTEE AND PLEDGE